CCC GLOBALCOM CORPORATION
                    Pro Forma Combined Financial Statements

                                                       CCC GLOBALCOM CORPORATION
                                         Pro Forma Combined Financial Statements









On September 11, 2001, CCC Globalcom Corporation (CCC) acquired selected assets of Omniplex Communications Group, LLC (Omniplex) in exchange for cash and the assumption of certain liabilities and obligations for a total of approximately $8,125,000. The following unaudited pro forma combined financial statements are presented as though the transaction occurred on January 1, 2000 for the statements of operations and June 30, 2001 for the balance sheet. The pro forma financial statements aggregate the balance sheet of CCC as of June 30, 2001 and the related statements of operations as of the year ended December 31, 2000, and six months ended June 30, 2001 and the balance sheet of Omniplex as of June 30, 2001 and the related statements of operations for the year ended December 31, 2000 and the six months ended June 30, 2001. The pro forma balance sheet and statements of operations used management assumptions as described in the notes and the historical financial information available at June 30, 2001. The totals for CCC in the statement of operations include the pro forma information for the Equalnet acquisition, which occurred on April 5, 2001. The format and amounts used in these pro forma financial statements are based on financial statements and subsequent unaudited financial information prepared by the Companies.

The pro forma combined financial statements are not necessarily indicative of the combined balance sheet and statements of operations which might have existed for the periods indicated or the results of operations as they may be now or in the future.




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                                                       CCC GLOBALCOM CORPORATION
                                                Pro Forma Combined Balance Sheet

                                                       June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                           Omniplex   Pro forma
                                CCC        Commun-   Adjustments
                             Globalcom     ications   Increase        Pro forma
                             Corporation  Group, LLC (Decrease)       Combined
                             ----------- ----------- --------------- -----------
Assets

Current assets:
  Cash                      $ 1,024,000 $   233,000 $   (484,000)(1) $   773,000
  Accounts receivable, net    3,454,000   4,262,000   (2,165,000)(1)   5,551,000
  Other current assets          317,000     140,000     (140,000)(2)     317,000
                            ----------- ----------- ---------------- -----------

      Total current assets    4,795,000   4,635,000   (2,789,000)      6,641,000

Property and equipment, net   2,538,000     327,000     (123,000)(1)   2,742,000
Intangible assets, net        3,492,000   3,418,000    2,581,000 (1)   9,491,000
                            ----------- ----------- ---------------- -----------

      Total assets          $10,825,000 $ 8,380,000 $   (331,000)    $18,874,000
                            =========== =========== ================ ===========
--------------------------------------------------------------------------------
Liabilities and Stockholders' Equity (Deficit)

Current liabilities:
  Payable to Parent         $         - $12,771,000 $(12,771,000)(2)          -
  Accounts payable              208,000   5,135,000   (5,135,000)(2)    208,000
  Accrued liabilities           624,000   1,164,000   (1,164,000)(2)    624,000
  Seller financing payable            -     723,000     (723,000)(2)          -
  Deferred income                90,000           -            -         90,000
  Debt in default                     -   1,350,000   (1,350,000)(2)          -
  Revolving credit lines      7,814,000           -    8,049,000 (1) 15,863,000
  Contractual obligation
   with regard to receivable
   sales agreement                    -   7,508,000   (7,508,000)(2)          -
                            ----------- ----------- ---------------- -----------
      Total current
       liabilities            8,736,000  28,651,000  (20,602,000)    16,785,000

  Long term debt                  8,000           -            -          8,000
                            ----------- ----------- ---------------- -----------

      Total liabilities       8,744,000  28,651,000  (20,602,000)    16,793,000
                            ----------- ----------- ---------------- -----------

Stockholders' equity (deficit):
  Common stock, 100,000,000
   shares authorized 32,334,332
   shares issued and out-
   standing, $.001 par value     32,000          -             -         32,000
  Additional paid-in-capital  6,476,000          -             -      6,476,000
  Accumulated deficit        (4,427,000)(20,271,000) 20,271,000(1)(2)(4,427,000)

                            ----------- ----------- ---------------- -----------
      Total stockholders'
       equity (deficit)       2,081,000 (20,271,000) 20,271,000       2,081,000
                            ----------- ----------- ---------------- -----------

      Total liabilities and
       stockholders'
       equity (deficit)    $ 10,825,000 $ 8,380,000 $  (331,000)    $18,874,000
                            =========== =========== ================ ===========

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                                                       CCC GLOBALCOM CORPORATION
                                      Pro Forma Combined Balance Sheet Continued



(1) To record purchase of Omniplex Communications Group, LLC assets by CCC Globalcom Corporation.

(2) To eliminate liabilities not included in the asset purchase agreement and eliminate the equity of Omniplex Communications Group, LLC.


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                                                       CCC GLOBALCOM CORPORATION
                                      Pro Forma Combined Statement of Operations

                                      Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                               Omniplex    Proforma
                                     CCC       Commun-    Adjustment
                                  Globalcom    ications    Increase   Pro forma
                                 Corporation  Group, LLC  (Decrease)  Combined
                                 ----------- ----------- ---------- ------------

Sales                            $ 7,025,000 $ 8,698,000 $        - $15,723,000
Cost of sales                      4,271,000   6,331,000          -  10,602,000
                                ------------ ----------- ---------- ------------

  Gross profit                     2,754,000   2,367,000          -   5,121,000

General and administrative
 expense                           5,682,000   4,562,000          -  10,244,000
                                ------------ ----------- ---------- ------------

  Operating loss                  (2,928,000) (2,195,000)         -  (5,123,000)

Other income (expense):
  Interest expense                  (325,000) (1,045,000)         -  (1,370,000)
  Other income                        23,000           -          -      23,000
                               ------------- ----------- ---------- ------------

  Loss before income taxes        (3,230,000) (3,240,000)         -  (6,470,000)

Income tax benefit                         -           -          -           -
                               ------------- ----------- ---------- ------------

  Net loss                     $  (3,230,000)$(3,240,000)           $(6,470,000)
                               ============= =========== ========== ============

Net loss per common share -
 basic and diluted                                                  $      (.20)
                                                                    ============

Weighted average shares
 outstanding                                                         32,334,000
                                                                    ============

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                                                       CCC GLOBALCOM CORPORATION
                                      Pro Forma Combined Statement of Operations

                                                    Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                             Omniplex    Proforma
                                   CCC       Commun-    Adjustment
                                Globalcom    ications    Increase    Pro forma
                               Corporation  Group, LLC  (Decrease)   Combined
                               ----------- ------------ ---------- -------------

Sales                         $ 23,310,000 $ 13,543,000          - $ 36,853,000
Cost of sales                   19,111,000   11,018,000          -   30,129,000
                              ------------ ------------ ---------- -------------

  Gross profit                   4,199,000    2,525,000          -    6,724,000

Selling, general and
 administrative expense         27,320,000    8,550,000          -   35,870,000
Depreciation and amortization            -      637,000          -      637,000
                              ------------ ------------ ---------- -------------

  Operating loss               (23,121,000)  (6,662,000)         -  (29,783,000)

Other income (expense):
  Interest expense              (1,314,000)  (1,263,000)         -   (2,577,000)
  Related party interest
   payable to Parent                     -     (653,000)         -     (653,000)
  Other income                      28,000       22,000          -       50,000
                              ------------ ------------ ---------- -------------

  Loss before income taxes     (24,407,000)  (8,556,000)         -  (32,963,000)

Income tax benefit                       -            -          -
                              ------------ ------------ ---------- -------------

  Net loss                    $(24,407,000)$ (8,556,000)         - $(32,963,000)
                              ============ ============ ========== =============

Net loss per common share -
 basic and diluted                                                 $      (1.05)
                                                                   =============

Weighted average shares
 outstanding                                                         31,384,000
                                                                   =============

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                                                     CCC GLOBALCOM CORPORATION
                              Notes to Pro Forma Combined Financial Statements
--------------------------------------------------------------------------------




(1) On September 11, 2001, CCC Globalcom Corporation (CCC) acquired selected assets of Omniplex Communications Group, LLC (Omniplex) in exchange for cash and the assumption of liabilities for a total of approximately $8,125,000. The pro forma combined financial statements at December 31, 2000 and June 30, 2001 assume the transaction occurred January 1, 2000 for the statements of operations and June 30, 2001 for the balance sheet.

(2) The unaudited financial statements include the accounts of CCC Globalcom Corporation and subsidiaries and include all adjustments (consisting of normal recurring items) which are, in the opinion of management, necessary to present fairly the financial position as of June 30, 2001 and the results of operations and changes in financial position for the year ended December 31, 2000 and six months ended June 30, 2001. The results of operations for the six months ended June 30, 2001 are not necessarily indicative of the results to be expected for the entire year.

(3) Loss per common share is based on the weighted average number of shares outstanding during the period.



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